Legg Mason

Special Investment Trust, Inc.

Investment Commentary and Quarterly Report to Shareholders June 30, 2006

LEGG MASON FUNDS

Personalized Guidance. Intelligent Choices.℠

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii      Investment Commentary
Legg Mason Special Investment Trust, Inc.
   Average annual total returns for the Fund for various periods ended June 30, 2006, are presented below, along with those of some comparative indices:

			Average Annual Total Returns
	Second
	Quarter	One	Five	Ten	Since
	2006	Year	Years	Years	InceptionA

Special Investment Trust:
Primary Class	-9.43%	+6.28%	+9.81%	+13.05%	+13.27%
Financial Intermediary Class	-9.26%	+7.11%	N/A	N/A	+11.95%
Institutional Class	-9.19%	+7.39%	+10.97%	+14.24%	+15.87%
S&P MidCap 400 IndexB	-3.14%	+12.98%	+9.30%	+13.82%	+14.84%
Lipper Mid-Cap Core FundsC	-3.30%	+12.30%	+7.37%	+10.16%	+8.25%
NASDAQ CompositeD	-7.01%	+6.47%	+0.66%	+6.70%	+9.70	%E
Russell Midcap IndexF	-2.58%	+13.66%	+9.92%	+12.06%	+13.48%
S&P 500 Stock Composite IndexG	-1.44%	+8.63%	+2.49%	+8.32%	+11.78%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

A	The Fund’s Primary Class inception date is December 30, 1985. The Financial Intermediary Class inception date is July 30, 2004. The Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

C	Average of the 338 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

D	A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

E	This return does not include reinvestment of dividends and capital gain distributions.

F	Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

G	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
N/A - Not applicable.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       iii
   Legg Mason Special Investment Trust lagged its relevant indexes and peers during the second calendar quarter. The Fund’s Primary Class returned a negative 9.43%, which was behind its peer group, the Lipper Mid-Cap Core Funds, and the S&P MidCap 400 and Russell Midcap Indexes. The Fund also trailed the larger-cap S&P 500 index.
   Why was this a tough quarter for the Fund? On a macro level, global liquidity continued to contract as the Federal Reserve and several other central banks tightened. The liquidity drain reintroduced risk to the global capital markets, increasing market volatility and pressuring valuation levels. The volatility and valuation pressure was especially acute for companies showing signs of near-term earnings weakness, corporate governance risk from potential options backdating, and/or where embedded long-term growth prospects supported an above-market valuation multiple. With more-and-more capital subject to severe short-term performance pressure, investor risk reduction is typically a violent process with no apparent consideration for long-term prospects.
   From a sector perspective, energy, utilities, and consumer staples led the market index. Energy continued to benefit from high oil prices and rising Mideast tensions, while the defensive attributes of utilities and consumer staples attracted risk-fleeing capital.
   The Fund had no exposure to these second-quarter winners, and you may wonder why the Fund has no energy exposure. I do think that the long-term energy supply and demand balance has tightened, which argues for higher long-term energy prices. However, I also think that there will still be large cyclical swings in energy prices, with less slack in the market actually driving higher price volatility in both directions. In my opinion, cyclical downside risk currently outweighs the upside. Why? High prices are creating a demand response, supply growth is accelerating with the increased drilling activity, and inventories are at historically high levels. At some point, oil prices will reflect supply and demand fundamentals instead of geopolitical fears, providing a better entry point for long-term investors.
   A large overweight in the consumer discretionary space, the worst-performing sector in the index by a large margin, also hurt the Fund. Consumer discretionary earnings are vulnerable as rising interest rates and energy prices squeeze consumer demand. We are well aware of this demand-risk backdrop, but feel the long-term economic prospects for many consumer discretionary companies remain well above average. This is certainly true of the Fund’s internet holdings, which represent the majority of the consumer discretionary exposure.
   The Fund also continues to add selectively to the homebuilders, where valuations increasingly reflect a complete collapse in near-term demand, while ignoring the potential for aggressive stock buybacks and good long-term economics. Finally, the typically defensive healthcare sector, the Fund’s second largest overweight, did not act defensively and was the second-worst performing sector in the quarter. We think this healthcare weakness also represents an opportunity, which I will discuss in more detail.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv      Investment Commentary
   Shifting to individual stocks, the Fund’s primary performance detractors in the second quarter were CNET Networks, Inc., The Ryland Group, Inc. and Medicis Pharmaceutical Corporation.
   CNET Networks unfortunately met every criteria for second quarter weakness: it reduced earnings guidance, got caught up in the options backdating scandal, and enjoyed an above-market valuation as these negative surprises hit. CNET’s report of below-expectations revenue growth triggered the earnings disappointment. The company blamed the revenue weakness on a lull in two major technology product cycles, the delay of Microsoft’s Vista operating system and the ongoing video game platform transitions, which led to less traffic on CNET’s sites. The potential options backdating added to the selling pressure, as it led to financial restatements and could result in monetary fines and management changes. I have a favorable view of CNET’s top management, but any departures could actually serve as a catalyst to sell the company. In the absence of an acquisition, CNET is attractively valued versus its long-term free-cash-flow growth potential.
   The Ryland Group corrected sharply along with the rest of the homebuilding sector, as a material slowdown in new order growth and an increase in existing order cancellations pressured earnings expectations. When we made our homebuilding investments, we assigned a very high probability to a potentially dramatic cyclical downturn in the industry. The sharp reduction in earnings estimates has not surprised us; in fact, we expect the downward pressure to continue. We’ve invested into this torrent of bad news because we think much of it is discounted, leaving us with an extremely attractive long-term risk and reward profile. We think the willingness of many homebuilders to balance further land acquisitions with aggressive share buybacks at today’s depressed levels further boosts the potential reward.
   Medicis Pharmaceutical was hurt by the early Food and Drug Administration (FDA) approval of a product that will compete directly with the company’s largest product, Restylane. The approval will result in some Restylane market share loss, putting further pressure on already-depressed current earnings. We bought aggressively on the weakness, as Medicis has all the ingredients we look for in a health care investment. Specifically, the company has a healthy long-term pipeline with high probability approval rates, products with low reimbursement risk, attractive markets and a highly-productive sales force. Most investors are focused on the current earnings weakness, allowing us to buy substantial long-term free-cash-flow growth at a significant discount.
   On the positive side, the three largest contributors to second quarter Fund performance were United States Steel Corporation, Sepracor Inc., and Amazon.com, Inc. U.S. Steel continues to benefit from strong underlying global steel demand and a consolidating industry that is increasing supply discipline and driving returns on capital higher. Most importantly, U.S. Steel’s stock, trading with a double-digit free-cash-flow yield, does not fully reflect the improvement in industry economics.
   Sepracor rebounded after a competing drug to Sepracor’s insomnia drug, Lunesta, received a non-approvable letter from the FDA. The reduced competition encouraged investors to increase their market share assumptions for Lunesta, and also raised the possibility that a
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       v
larger drug company looking to enter into the attractive insomnia market could acquire Sepracor.
   After a tough first quarter, Amazon.com rebounded modestly on little explicit good news. The key for Amazon.com is to start to show improved profitability following its recent, large investments in technology. We think these improvements could start in 2007, and the market may be starting to discount this fundamental upturn.
   We were relatively active during the second quarter, establishing seven new positions in the Fund. This activity level is well below that of most active fund managers, but is relatively high for us. In general, our activity will be commensurate with how much opportunity we see to further improve the Fund’s discount to our long-term intrinsic value estimates. All things equal, we will continue to see more activity as valuations continue to compress.
   The good news is the Fund is now at the highest estimated discount to intrinsic value since I joined Legg Mason Capital Management last year. In fact, the discount is over twice as high as when the Fund sold at similar levels—net of distributed gains—in last year’s second quarter. We have the potential to do reasonably well over the next few years with minimal near-term Fund turnover.
   The biggest Fund position change was the swap of Apollo Group, Inc. for the majority of DeVry, Inc. position in the for-profit education space. DeVry approached our estimate of intrinsic value, and we were able to buy Apollo on weakness after a management change, and suspension of guidance. After a two-year, 30-point drop in the earnings multiple, we thought that concerns about slowing growth, poor execution, and increased competition were more than discounted in Apollo’s valuation. A favorable impression of Apollo’s new president, who we think can fix the execution issues and drive higher enrollment growth and student retention, further bolsters this view. The options backdating news flow will likely continue to modestly weigh on the stock, but we are fairly comfortable that the new president will not be implicated in the scandal.
   Within the healthcare sector we added Affymetrix, Inc., which has a dominant position in DNA chip technology. Affymetrix’s stock had a large correction recently, as execution issues allowed a much smaller competitor to gain share. Affymetrix is addressing its execution issues, and we see an opportunity for a dramatic reduction in DNA chip production costs. The cost reduction should drive price cuts into a highly-price-elastic DNA chip market, dramatically reaccelerating free-cash-flow growth. I think of Affymetrix as a semiconductor company with relatively high intellectual property competitive barriers and a low cost position. This combination can be a powerful driver of long-term wealth creation.
   We also established two positions in the agricultural sector, where fundamentals are benefiting from low global grain inventories, incremental ethanol demand and rising commodity prices. The larger initial position is UAP Holding Corp., which is the leading independent fertilizer distributor in the agricultural sector. We were originally only meeting with UAP in order to do due diligence on the fertilizer sector, but we were so impressed by management, their business strategy as well as their economics and valuation that we were compelled to invest.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi      Investment Commentary
   We also made a small initial investment in Agrium Inc., which is one of the largest fertilizer producers and second-largest distributor behind UAP. Agrium’s earnings and free- cash-flow multiples have compressed to attractive levels, as the market focuses on forthcoming fertilizer supply increases. However, we think healthy long-term fertilizer demand will readily absorb the incremental supply, and that we’ll see a cyclical boost from low global inventories and potentially declining prices for natural gas—a primary input for nitrogen-based fertilizers.
   Finally, we started positions in Juniper Networks, Inc. and Urban Outfitters, Inc. Juniper’s stock is down materially on what we think is a temporary growth slow down reflecting customer order volatility and a product hole that the company is now addressing. We think the valuation is quite depressed relative to the long-term growth potential from continued internet infrastructure build outs. Spending on internet infrastructure must keep pace with the rapid transition of voice and video to IP networks, and Juniper remains a key arms dealer.
   Similar to Juniper, Urban Outfitters’ stock is currently under tremendous pressure from a temporary slowdown in growth. The main issue is a fashion transition that is putting downward pressure on same store sales comparisons (comps). We think the current valuation is quite attractive versus the potential for new-store growth and an eventual turn in comps. We are, however, choosing to slowly build a position as consensus estimates continue to look too high, and fashion retailing comp turnarounds can often take a long time.
   During the second quarter, large-cap U.S. indexes finally outpaced small- and mid-cap indexes. This makes sense given several years of large-cap relative underperformance and a resulting large-cap valuation discount—which makes little sense when risk adjusted. However, this does not mean that the mid-cap universe is devoid of value, especially for a concentrated, stock picking-driven investment process like ours.
   In fact, the bigger valuation anomaly is the incredibly narrow valuation dispersion across the entire market. The result is most stocks are selling at very similar valuations despite very different long-term growth and return prospects. We think this currently compressed state of valuations reflects an increasingly short-term investor focus, and the current primacy of macro factors in making incremental investment decisions. Most importantly, though, is that this valuation anomaly creates ample opportunity for long-term, valuation-driven investors. The valuation compression has allowed us to build a portfolio that is valued roughly in line with the mid-cap indexes, but with what we feel has substantially better growth and return prospects. In most market environments, we would have to pay a substantial premium for a portfolio with these characteristics. I have no idea when we will be rewarded for exploiting this anomaly. But most importantly, I do know that the long-term investment
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary       vii
culture of Legg Mason Capital Management will allow us to stay the course, and make the most of this opportunity for long-term shareholders.
   We greatly appreciate your continued trust, interest and support.
Samuel M. Peters, CFA
Legg Mason Capital Management, Inc.
DJIA: 10,928.10
July 20, 2006
   The views expressed in this commentary reflect those of the investment adviser as of the date of this commentary and may differ from those of the firm as a whole. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.
The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Quarterly Report to Shareholders       1
To Our Shareholders,
   We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the period ended June 30, 2006.
   The following table summarizes key statistics for the Fund and some comparative indices as of June 30, 2006:

	Total ReturnsA

	3 Months	12 Months

Special Investment Trust:
Primary Class	-9.43%	+6.28%
Financial Intermediary Class	-9.26%	+7.11%
Institutional Class	-9.19%	+7.39%
S&P MidCap 400 IndexB	-3.14%	+12.98%
Lipper Mid-Cap Core Funds AverageC	-3.30%	+12.30%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
     Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this Report. For more information about the Fund share classes included in the report, please contact your financial adviser.

A	Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

B	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

C	Average of the 338 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

2      Quarterly Report to Shareholders
   The Board of Directors recently approved a long-term capital gain distribution of $3.647 per share to shareholders of Special Investment Trust, payable on June 23, 2006 to shareholders of record on June 21, 2006.
   Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial adviser will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr. Chairman	Mark R. Fetting President
July 20, 2006

Quarterly Report to Shareholders       3
Performance Information
Legg Mason Special Investment Trust, Inc.
   The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in each of the Financial Intermediary and the Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.
   Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $10,000 Investment — Primary Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+6.28%	+6.28%
Five Years	+59.70%	+9.81%
Ten Years	+240.99%	+13.05%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders       5
Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.11%	+7.11%
Life of Class*	+24.18%	+11.95%

* Inception date: July 30, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning July 31, 2004.

6      Quarterly Report to Shareholders
Performance Information — Continued
Growth of a $1,000,000 Investment — Institutional Class
Periods Ended June 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return

One Year	+7.39%	+7.39%
Five Years	+68.30%	+10.97%
Ten Years	+278.46%	+14.24%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders       7
Portfolio Composition (as of June 30, 2006)B
(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2006)

% of
Security	Net Assets

The Bear Stearns Companies, Inc.	5.6%
Amazon.com, Inc.	5.6%
United States Steel Corporation	4.7%
Sprint Nextel Corporation	4.6%
AutoZone, Inc.	4.2%
Investors Financial Services Corp.	4.0%
Level 3 Communications, Inc.	3.9%
Ambac Financial Group, Inc.	3.7%
Advanced Medical Optics, Inc.	3.4%
Medicis Pharmaceutical Corporation	3.3%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8      Quarterly Report to Shareholders
Performance Information — Continued
Selected Portfolio Performance C

Strongest performers for the quarter ended June 30, 2006D

1.	Sears Holdings Corporation	+17.8%
2.	Sepracor Inc.	+17.1%
3.	United States Steel Corporation	+15.8%
4.	ImClone Systems Incorporated	+13.6%
5.	Advanced Medical Optics, Inc.	+8.7%
6.	Montpelier Re Holdings Ltd.	+6.6%
7.	Amazon.com, Inc.	+5.9%
8.	DST Systems, Inc.	+2.7%
9.	Ambac Financial Group, Inc.	+2.1%
10.	Amdocs Limited	+1.5%

Weakest performers for the quarter ended June 30, 2006D

1.	CNET Networks, Inc.	-43.8%
2.	Take-Two Interactive Software, Inc.	-42.0%
3.	The Ryland Group, Inc.	-37.1%
4.	Cell Genesys, Inc.	-37.1%
5.	CV Therapeutics, Inc.	-36.7%
6.	XM Satellite Radio Holdings Inc.	-34.2%
7.	Boston Scientific Corporation	-26.9%
8.	Medicis Pharmaceutical Corporation	-26.3%
9.	Expedia Inc.	-26.0%
10.	Activision, Inc.	-17.5%
Portfolio Changes

Securities added during the quarter	Securities sold during the quarter

Affymetrix, Inc.	Caremark Rx, Inc.
Agrium Inc.	Ceridian Corporation
Amylin Pharmaceuticals, Inc.	Manpower Inc.
Apollo Group, Inc.	WPP Group plc
Juniper Networks, Inc.
UAP Holding Corp.
Urban Outfitters, Inc.

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

Quarterly Report to Shareholders       9
Portfolio of Investments
Legg Mason Special Investment Trust, Inc.
June 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares	Value

Common Stocks and Equity Interests — 99.4%
Consumer Discretionary — 27.3%
Diversified Consumer Services — 2.1%
Apollo Group, Inc.	1,400	$72,338	A
DeVry, Inc.	349	7,661	A

		79,999

Hotels, Restaurants and Leisure — 1.4%
International Speedway Corporation	1,100	51,007

Household Durables — 4.3%
Meritage Homes Corporation	1,800	85,050	A
The Ryland Group, Inc.	1,700	74,069

		159,119

Internet and Catalog Retail — 11.2%
Amazon.com, Inc.	5,400	208,872	A
Expedia, Inc.	7,522	112,597	A,B
IAC/InterActiveCorp	3,750	99,338	A

		420,807

Media — 1.4%
XM Satellite Radio Holdings Inc.	3,700	54,205	A,B

Multiline Retail — 2.2%
Sears Holdings Corporation	535	82,850	A

Specialty Retail — 4.7%
AutoZone, Inc.	1,800	158,760	A
Urban Outfitters, Inc.	900	15,741	A,B

		174,501

10      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Legg Mason Special Investment Trust, Inc. — Continued

	Shares	Value

Financials — 17.6%
Capital Markets — 9.6%
Investors Financial Services Corp.	3,300	$148,170
The Bear Stearns Companies, Inc.	1,500	210,120

		358,290

Insurance — 8.0%
Ambac Financial Group, Inc.	1,700	137,870
Montpelier Re Holdings Ltd.	5,016	86,723	B
XL Capital Ltd.	1,200	73,560

		298,153

Health Care — 22.0%
Biotechnology — 3.7%
Amylin Pharmaceuticals, Inc.	1,100	54,307	A
Cell Genesys, Inc.	3,500	17,570	A,B
CV Therapeutics, Inc.	2,000	27,940	A,B
ImClone Systems Incorporated	1,000	38,640	A

		138,457

Health Care Equipment and Supplies — 5.7%
Advanced Medical Optics, Inc.	2,500	126,750	A
Boston Scientific Corporation	5,100	85,884	A,B

		212,634

Health Care Providers and Services — 2.5%
WellPoint Inc.	1,300	94,601	A

Life Sciences Tools & Services — 1.7%
Affymetrix, Inc.	2,500	64,000	A

Pharmaceuticals — 8.4%
Medicis Pharmaceutical Corporation	5,100	122,400
Sepracor Inc.	1,800	102,852	A
Shire Pharmaceuticals Group PLC	2,000	88,460

		313,712

Quarterly Report to Shareholders       11

	Shares	Value

Industrials — 2.7%
Commercial Services and Supplies — 2.1%
Republic Services, Inc.	1,900	$76,646

Trading Companies and Distributors — 0.6%
UAP Holding Corp.	1,050	22,901

Information Technology — 13.2%
Communications Equipment — 1.2%
Juniper Networks, Inc.	2,900	46,371	A,B

Internet Software and Services — 3.2%
CNET Networks, Inc.	15,000	119,700	A,B

IT Services — 4.0%
Accenture Ltd.	2,737	77,520
DST Systems, Inc.	1,200	71,400	A

		148,920

Software — 4.8%
Activision, Inc.	6,500	73,970	A,B
Amdocs Limited	1,600	58,560	A
Take-Two Interactive Software, Inc.	4,500	47,970	A,B

		180,500

Materials — 4.9%
Chemicals — 0.2%
Agrium Inc.	400	9,288

Metals and Mining — 4.7%
United States Steel Corporation	2,500	175,300

12      Quarterly Report to Shareholders
Portfolio of Investments — Continued
Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Telecommunication Services — 11.7%
Diversified Telecommunication Services — 3.9%
Level 3 Communications, Inc.	33,000	$146,520	A,B

Wireless Telecommunication Services — 7.8%
NII Holdings Inc.	2,100	118,398	A
Sprint Nextel Corporation	8,606	172,039

		290,437

Total Common Stocks and Equity Interests (Identified Cost — $3,038,588)		3,718,918

Repurchase Agreements — 0.6%
Bank of America 5.15%, dated 6/30/06, to be repurchased at $12,142 on 7/3/06 (Collateral: $12,320 Fannie Mae notes, 5.25%, due 10/30/07, value $12,401)	$12,136	12,136
Goldman Sachs & Company 5.19%, dated 6/30/06, to be repurchased at $12,142 on 7/3/06 (Collateral: $13,225 Fannie Mae mortgage-backed securities, 5%, due 6/1/36, value $12,410)	12,137	12,137

Total Repurchase Agreements (Identified Cost — $24,273)		24,273

Total Investments — 100.0% (Identified Cost — $3,062,861)		3,743,191
Other Assets Less Liabilities — N.M.		(406)

Net Assets — 100.0%		$3,742,785

Net Asset Value Per Share:
Primary Class		$39.56

Financial Intermediary Class		$47.09

Institutional Class		$47.40

A	Non-income producing.

B	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2006, the total market value of Affiliated Companies was $835,191 and the identified cost was $959,650.

N.M. — Not meaningful.

Notes

Notes

Fund Information       15
Investment Adviser

Legg Mason Capital Management, Inc.
Baltimore, MD
Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola
Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary
Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA
Custodian

State Street Bank & Trust Company
Boston, MA
Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC
Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust
Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust
Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust
Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio
Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/about.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services — Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com
Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary
LMF-285 (6/06)